UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

November 21, 2013

Date of Report (Date of earliest event reported)

MTR Gaming Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20508	84-1103135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

State Route 2 South, P.O. Box 356, Chester, West Virginia	26034
(Address of principal executive offices)	(Zip Code)

(304) 387-8000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01                                           Other Events.

In connection with the previously disclosed agreement and plan of merger among MTR Gaming Group, Inc. ( “MTR”), Eldorado HoldCo LLC (“Eldorado”) and certain of their affiliates (the “Merger Agreement”), on November 21, 2013, the strategic buyer that had submitted an unsolicited non-binding proposal to acquire all of the outstanding shares of MTR’s common stock for cash in a range of $5.25 to $5.50 per share contingent upon due diligence, as further described in the Proxy Statement/Prospectus (defined below) filed by Eclair Holdings Company (“EHC”) on November 4, 2013 and in MTR’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, informed MTR that it had withdrawn its acquisition proposal.  As a result of this withdrawal, MTR is no longer in discussions with such potential strategic buyer regarding its acquisition proposal.

MTR’s board of directors’ unanimous recommendation in favor of its merger with Eldorado remains unchanged, and MTR and Eldorado are proceeding with steps toward their planned mergers as required under the Merger Agreement.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on current expectations of management of MTR and are subject to uncertainty and changes in circumstances.  These forward-looking statements include, among others, statements regarding the expected benefits of a potential combination of MTR and Eldorado, including the expected effect of the merger on MTR’s and Eldorado’s financial results and profile (e.g., free cash flow, earnings per share and Adjusted EBITDA); the anticipated benefits of geographic diversity that would result from the merger and the expected results of MTR’s and Eldorado’s gaming properties; expectations about future business plans, prospective performance and opportunities; required regulatory approvals and the expected timing of the completion of the transaction.  These forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should”, “will” or similar words intended to identify information that is not historical in nature.  The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved.  There is no assurance that the potential transaction will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein.  These risks and uncertainties include (a) the timing to consummate a potential transaction between MTR and Eldorado; (b) the ability and timing to obtain required regulatory approvals (including approval from gaming regulators) and satisfy or waive other closing conditions; (c) the possibility that the merger does not close when expected or at all; or that the companies may be required to modify aspects of the merger to achieve regulatory approval; (d) the ability of MTR and Eldorado to promptly and effectively integrate their respective businesses; (e) the requirement to satisfy closing conditions to the merger as set forth in the merger agreement, including the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (f) the outcome of any legal proceedings that may be instituted in connection with the transaction; (g) the ability to retain certain key employees of MTR or Eldorado; (h) that there may be a material adverse change affecting MTR or Eldorado, or the respective businesses of MTR or Eldorado may suffer as a result of uncertainty surrounding the transaction; and (i) the risk factors disclosed in MTR’s filings with the Securities and Exchange Commission (the “SEC”), including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, which MTR filed on November 12, 2013, and (ii) the risk factors disclosed in the Proxy Statement/Prospectus referenced below under “Additional Information and Where to Find It.”  Forward-looking statements reflect MTR’s management’s analysis as of the date of this release, even if subsequently made available by MTR on its respective website or otherwise.  MTR does not undertake to revise these statements to reflect subsequent developments, except as required under the federal securities laws.  Readers are cautioned not to place undue reliance on any of these forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is not a solicitation of a proxy from any stockholder of MTR.  In connection with the Merger Agreement, EHC filed with the SEC, on November 4, 2013, a Registration Statement on Form S-4, that includes a preliminary Proxy Statement of MTR and a preliminary Prospectus of EHC (together with the Proxy Statement, as amended, the “Proxy Statement/Prospectus”), as well as other relevant documents concerning the proposed transaction.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MTR, ELDORADO, EHC AND THE PROPOSED TRANSACTION.  The Form S-4, including the Proxy Statement/Prospectus, and other relevant materials (when they become available), and any other documents filed by MTR, Eldorado or EHC with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to “Investor Relations,” MTR Gaming Group, Inc., Route 2, P.O. Box 356, Chester, West Virginia 26034 in the case of MTR, or by accessing MTR’s website at www.mtrgaming.com under the heading “About” and then “Investor Relations” and then under “SEC Filings.”

PARTICIPANTS IN THE SOLICITATION

MTR, Eldorado, and EHC and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of MTR in connection with the proposed transaction.  Information about MTR’s directors and executive officers is available in MTR’s definitive proxy statement, dated April 30, 2013, for its 2013 annual meeting of stockholders.  Other information regarding the participants and other persons who may be deemed participants and description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement/Prospectus.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the combination between MTR and Eldorado.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTR GAMING GROUP, INC.

Dated: November 22, 2013

	By:	/s/ John W. Bittner, Jr.
John W. Bittner, Jr.
Executive Vice President and
Chief Financial Officer